SECURITY AGREEMENT

     This Security Agreement (this “Agreement”) dated May 16, 2011, by and between among NEXAIRA WIRELESS, INC., a Nevada corporation (“Guarantor”), with an address at 6650 Lusk Boulevard, Suite B203 San Diego, California 92121 and CENTURION CREDIT FUNDING LLC, a Delaware limited liability company (“Lender”), with an address at 152 West 57th Street, 54th Floor, New York, New York 10019, Attn: David Steinberg.

Background

     A. NEXAIRA, INC., a California corporation (“Borrower”) has established certain financing arrangements with Lender, pursuant to the terms of that certain Loan and Security Agreement, dated of even date herewith, by and among Borrower and Lender (as it may hereafter be amended, supplemented or replaced from time to time, “Loan Agreement”). All capitalized terms used but not defined herein have the meanings given to them in the Loan Agreement except that all references to “Guarantied Obligations” shall have the meaning given to such term in the Guaranty (as defined below). All other capitalized terms contained in this Agreement, unless defined herein, have the meanings provided for by the UCC to the extent the same are used or defined therein.

     B. Guarantor has executed and delivered to Lender a General Continuing Guaranty, of even date herewith (“Guaranty”), pursuant to which Guarantor guaranteed, as surety, all Obligations of Borrower to Lender. Guarantor desires to grant to Lender security interests in the property described herein to secure all of Guarantied Obligations.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1- SECURITY INTEREST

     1.1 Description: As security for the payment of the Guarantied Obligations and all obligations and undertakings of every kind or nature whatsoever of Guarantor to Lender, whether now existing or hereafter incurred, matured or unmatured, direct or indirect, primary or secondary, related or unrelated or due or to become due, arising under the Guaranty, and any extensions, modifications, substitutions, increases and renewals thereof, and substitutions therefor; the payment of all amounts advanced by Lender to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement; and the payment of all expenses incurred by Lender in connection therewith, Guarantor hereby assigns and grants to Lender a continuing lien on and security interest in, upon and to the following property (“Collateral”):

          (a) Accounts, Contract Rights, Etc. - All of Guarantor’s now owned and hereafter acquired, created, or arising Accounts (including, without limitation, all accounts receivable, notes receivable, contract rights, Chattel Paper, Documents (including documents of title), Instruments and letters of credit and Letter of Credit Rights;

          (b) Inventory - All of Guarantor’s now owned or hereafter acquired, created or arising Inventory of every nature and kind, wherever located;

          (c) General Intangibles - All of Guarantor’s now owned and hereafter acquired, created or arising General Intangibles of every kind and description, including, but not limited, to all existing and future payment intangibles, licenses, certificates of need, customer lists, telephone lists and directories, choses in action, loans, claims, books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, blueprints, drawings, designs and plans, trade secrets, contracts, contract rights, distributorship agreements, licenses, license agreements, formulae, tax and any other types of refunds, and computer information, software, records and data;

          (d) Equipment - All of Guarantor’s now owned and hereafter acquired Equipment, including, without limitation, machinery, vehicles, furniture, leasehold improvements and fixtures, wherever located, and all replacements, parts, accessories, accessions, substitutions and additions thereto;

          (e) Investment Property. – All of Guarantor’s now existing and hereafter acquired Investment Property (whether certificated or uncertificated);

          (f) Deposit Accounts and Other Property - All of Guarantor’s now existing and hereafter acquired or arising Deposit Accounts, lockboxes, investment accounts, commercial paper, and certificates of deposit, of every nature, wherever located, and all funds received thereby, deposited therein or associated;

          (g) Property in Lender’s Possession - All property of Guarantor, now or hereafter in Lender’s possession;

          (h) Other Property – All books and Records, supporting obligations, commercial tort claims and all other personal property of Guarantor not described above whether now existing or hereafter acquired; and

          (i) Proceeds - The collections, proceeds (including, without limitation, casualty proceeds) and products in whatever form, whether cash or non-cash, of all of the foregoing.

     1.2 Lien Documents: As Lender deems necessary, and as Lender may request from time to time, Guarantor shall execute and deliver to Lender, or have executed and delivered (all in form and substance satisfactory to Lender), any agreements, documents, instruments and writings, required to evidence, perfect or protect Lender’s lien and security interest in the Collateral required hereunder.

     1.3 Other Actions:

          (a) Lender is hereby authorized to file financing statements and amendments to financing statements without Guarantor's signature in accordance with the UCC. Guarantor hereby authorizes Lender to file all financing statements and amendments to financing statements describing the Collateral in any filing office as Lender, in its sole discretion may determine, including financing statements listing "All Assets" in the collateral description therein. Guarantor agrees to comply with the requirements of all state and federal laws and requests of Lender in order for Lender to have and maintain a valid and perfected first security interest in the Collateral including, without limitation, executing such documents as Lender may require to obtain Control (as defined in the UCC) over all Deposit Accounts, Letter of Credit Rights and Investment Property.

          (b) In addition to the foregoing, Guarantor shall do anything further that may be reasonably required by Lender to secure Lender and effectuate the intentions and objects of this Agreement, including, without limitation, the execution and delivery of security agreements, contracts and any other documents required hereunder. At Lender's request, Guarantor shall also immediately deliver (with execution by Guarantor of all necessary documents or forms to reflect, implement or enforce the liens described herein) to Lender all items of which Lender must receive possession to obtain a perfected security interest, including without limitation, all notes, stock powers, letters of credit, certificates and documents of title (other than motor vehicle titles unless an Event of Default occurs), Chattel Paper, Investment Property. Warehouse Receipts, Instruments, and any other similar instruments constituting Collateral.

     1.4 Filing Security Agreement: A carbon, photographic or other reproduction or other copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement.

     1.5 Power of Attorney: Each of the officers of Lender or its representative is hereby irrevocably made, constituted and appointed the true and lawful attorney for Guarantor (without requiring it to act as such) with full power of substitution to do the following: (a) execute in the name of Guarantor, schedules, assignments, instruments, documents and statements that Guarantor is obligated to give Lender hereunder or is necessary to perfect (or continue to evidence the perfection of such security interest or lien); (b) endorse the name of Guarantor upon any and all checks, drafts, money orders and other instruments for the payment of monies that are payable to Guarantor and constitute collections on Guarantor’s Accounts or other Collateral; (c) effectuate the transfer of any Investment Property on the books of the issuer thereof to the name of Lender or to the name of Lender’s nominee, designee or assignee; and (d) do such other and further acts and deeds in the name of Guarantor that Lender may reasonably deem necessary or desirable to enforce any Account or other Collateral or perfect Lender’s security interest or lien in the Collateral.

SECTION 2- REPRESENTATIONS AND WARRANTIES

     2.1 Guarantor represents and warrants to Lender that:

          (a) Ratification - Each representation and warranty made by Borrower in the Loan Agreement relating to Guarantor is hereby ratified and confirmed and incorporated by reference as if set forth herein in full;

          (b) Corporate Organization - Guarantor (i) is duly organized and validly existing under the laws of its state of formation, (ii) has the power and authority to operate its business and to own its assets, including without limitation the Collateral, and (iii) is duly qualified, is validly existing and in good standing and has lawful power and authority to engage in the business it conducts in each state where the nature and extent of its business requires qualification;

          (c) Non-Contravention - The making and performance of this Agreement and other agreements executed in connection herewith will not (immediately, with the passage of time or with the giving of notice or both):

               (i) violate the certificate or articles of formation or incorporation or operating agreement or bylaws of Guarantor, as applicable, or result in a default under any contract, agreement or instrument to which Guarantor is a party or by which Guarantor or its assets are or may be bound, or

               (ii) result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of Guarantor, except such as are in favor of Lender;

          (d) Power and Authority - Guarantor has the power and authority to enter into and perform this Agreement and to incur the obligations herein and therein provided for, and has taken all proper and necessary action, corporate, company or otherwise, to authorize the execution, delivery and performance of this Agreement;

          (e) Enforceable - This Agreement is valid, binding and enforceable against Guarantor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors rights generally and subject to any equitable principles limiting the right to obtain specific performance of any such obligation;

          (f) Consents and Approvals - All necessary consents, approvals or authorizations of, or filing, registration or qualification with, any Person, required to be obtained by Guarantor in connection with the execution and delivery of this Agreement or the undertaking or performance of any obligation hereunder have been obtained;

          (g) Names and Intellectual Property

               (i) Except as set forth on Schedule 2.1(g)(i) hereof, for the past five (5) years, Guarantor has not conducted business under or used any other name (whether corporate or assumed) except for the name set forth in the preamble to this Agreement;

               (ii) All trademarks, trademark applications, service marks, patents, patent applications, and copyrights Guarantor uses, plans to use or has a right to use are shown on Schedule 2.1(g)(ii) attached hereto and made a part hereof and Guarantor is the sole owner of such Property. Guarantor is not in violation of any rights of any other Person with respect to such Property;

          (h) Title - The Collateral is free and clear of any and all liens, claims, encumbrances or security interests other than the security interests created hereby and security interests granted in favor of Lender pursuant to the Loan Agreement;

          (i) Perfection - This Agreement is effective to create in favor of Lender a legal, valid and enforceable lien in all right, title and interest of Guarantor in the Collateral, and when financing statements have been filed in the offices of the jurisdiction under such Guarantor’s name, Lender will have perfected liens in such Collateral as may be perfected by the filing of a financing statement, superior in right to any and all other liens, existing or future;

          (j) Places of Business - The only places of business of Guarantor, and the places where Guarantor keeps and intends to keep its Collateral, is 6650 Lusk Boulevard, Suite B203 San Diego, California 92121;

          (k) Commercial Tort Claims - Guarantor does not hold or have any interest in any Commercial Tort Claims (as defined in the UCC); and

          (l) Investment Property

               (i) Guarantor is pledging hereunder all of Guarantor’s interest and ownership in the entities listed on Schedule 2.1(l)(i) attached hereto;

               (ii) All Investment Property consisting of equity interests owned by Guarantor have been duly and validly authorized and issued by the issuer thereof and such Investment Property is fully paid for and non-assessable

               (iii) Contemporaneously with the execution hereof, Guarantor is delivering to Lender all stock and membership certificates or any certificates representing or evidencing the Investment Property in the entities listed on Schedule 2.1(l)(i) hereof, accompanied by duly executed instruments of transfer or assignments in blank to be held by Lender in accordance with the terms hereof

          (m) Governmental Consent - Neither the nature of Guarantor or of any Guarantor’s business or assets, nor any relationship between Guarantor and any other Person, nor any circumstance affecting Guarantor in connection with the execution or delivery of this Agreement, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of Guarantor in connection with the execution and delivery of this Agreement or the issuance or delivery of the other Loan Documents to which it is a party.

SECTION 3- COVENANTS

     3.1 Guarantor covenants that:

          (a) Payment of Taxes and Claims - Guarantor shall pay, before they become delinquent,

               (i) all taxes, assessments and governmental charges or levies imposed upon it or upon any assets of Guarantor, including without limitation the Collateral, and

               (ii) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other Persons entitled to the benefit of statutory or common law liens, which, if unpaid, would result in the imposition of a lien, claim or encumbrance upon its assets; provided, however, that Guarantor shall not be required to pay any such tax, assessment, charge, levy, claim or demand if the amount, applicability or validity thereof shall at the time be contested in good faith and by appropriate proceedings by Guarantor, and if Guarantor shall have set aside on its books adequate reserves in respect thereof, if so required in accordance with GAAP; which deferment of payment is permissible so long as no lien, claim or encumbrance has been entered and Guarantor’s title to, and its right to use such assets are not materially adversely affected thereby;

          (b) Property - Guarantor shall maintain its assets in good condition (normal wear and tear excepted) and make all necessary renewals, replacements, additions, betterments and improvements thereto and will pay and discharge when due the cost of repairs and maintenance to its assets, and will pay all rentals when due for all real estate leased by Guarantor;

          (c) Property Insurance, Public and Products Liability Insurance - Guarantor shall maintain or cause to be maintained insurance against fire, flood, casualty and such other hazards in such amounts, with such deductibles and with such insurers as are customarily used by companies operating in the same industry as Guarantor. At Lender’s request, Guarantor shall furnish Lender with insurance certificates certified as true and correct and being in full force and effect or such other evidence of insurance as Lender may require. In the event Guarantor fails to procure or cause to be procured any such insurance or to timely pay or cause to be paid the premium(s) on any such insurance, Lender may do so for Guarantor, but Guarantor shall continue to be liable for the same. Guarantor further covenants that all insurance premiums owing under its current casualty policy have been paid. Guarantor also agrees to notify Lender, promptly, upon Guarantor’s receipt of a notice of termination, cancellation, or non-renewal from its insurance company of any such policy. The policies of all such liability insurance shall contain standard additional insured clauses issued in favor of Lender and the policies of all casualty insurance shall contain standard lender loss payee endorsements issued in favor of Lender. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without thirty (30) days prior written notice to Lender and shall insure Lender notwithstanding the act or neglect of the insured. In the event Guarantor fails to procure or cause to be procured any such insurance or to timely pay or cause to be paid the premium(s) on any such insurance, Lender may do so for Guarantor, but Guarantor shall continue to be liable for the same. Guarantor hereby appoints Lender as its attorney-in-fact, exercisable at Lender’s option, to endorse any check which may be payable to Guarantor in order to collect the proceeds of such insurance. Proceeds of such insurance policies shall be paid to the endorsees thereunder as their interest may appear. Amounts paid to Lender under such policies shall be applied by Lender to the outstanding Obligations.

          (d) Financial Records - Guarantor shall keep current and accurate books of records and accounts in which full and correct entries will be made of all of its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP. Guarantor shall not change its fiscal year end date without the prior written consent of Lender;

          (e) Corporate Existence and Rights - Guarantor shall do (or cause to be done) all things necessary to preserve and keep in full force and effect its existence, good standing, rights and franchises. Guarantor shall maintain any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its assets or to the conduct of its businesses;

          (f) Compliance with Laws - Guarantor: (i) shall be in compliance with any and all laws, ordinances, governmental rules and regulations, and court or administrative orders or decrees to which it is subject, whether federal, state or local, (including, without limitation, Healthcare Laws and environmental laws) and (ii) shall obtain any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its businesses, which violation or failure to obtain causes or could cause a Material Adverse Effect. Guarantor shall timely satisfy all assessments, fines, costs and penalties imposed (after exhaustion of all appeals, provided a stay has been put in effect during such appeal) by any Governmental Authority against Guarantor or any assets of Guarantor;

          (g) Issue Taxes - Guarantor shall pay all taxes (other than taxes based upon or measured by any Lender’s income or revenues or any personal property tax), if any, in connection with the recording of any lien documents. The obligations of Guarantor hereunder shall survive the termination of this Agreement;

          (h) Merger, Consolidation, Dissolution or Liquidation - Guarantor shall not merge or consolidate with any other Person or commence a dissolution or liquidation;

          (i) Sale of Property - Guarantor shall not engage in any Asset Disposition other than Inventory sold in the ordinary course of Guarantor’s business;

          (j) Liens and Encumbrances - Guarantor shall not: (i) execute a negative pledge agreement with any Person covering any of its assets except for the benefit of Lender pursuant to the Loan Documents, or (ii) cause or permit or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), its assets (including, without limitation, the Collateral), whether now owned or hereafter acquired, to be subject to a lien, claim or encumbrance or be subject to any claim except for such liens in favor of Lender;

          (k) Other Agreements - Guarantor shall not become or be a party to any contract or agreement which at the time of becoming a party to such contract or agreement materially impairs Guarantor’s ability to perform under this Agreement, or under any other instrument, agreement or document to which Guarantor is a party or by which it is or may be bound;

          (l) Change of Location or Jurisdiction of Organization - Guarantor agrees that it shall not change its name or jurisdiction of organization without Lender’s consent and that if the location of its principal place of business changes from that indicated on the signature pages of this Agreement, Guarantor will immediately notify the Lender in writing; and

          (m) Commercial Tort Claim: Guarantor shall provide written notice to Lender of any Commercial Tort Claim (as defined in the UCC as in effect from time to time) to which Guarantor is or becomes a party or which otherwise inures to the benefit of Guarantor. Such notice shall contain a sufficient description of the Commercial Tort Claim including the parties, the court in which the claim was commenced (if applicable), the docket number assigned to the case (if applicable) and an explanation of the events giving rise to such claim. Guarantor shall grant Lender a security interest in such Commercial Tort Claim to secure payment of the Indebtedness. Guarantor shall execute and deliver such instruments, documents and agreements as Lender may require in order to obtain and perfect such security interest including, without limitation, a security agreement or amendment to any existing security agreement all in form and substance satisfactory to Lender. Guarantor authorizes Lender to file (without Guarantor's signature), financing statements or amendments to existing financing statements as Lender deems necessary to perfect the security interest.

SECTION 4- DEFAULT

     4.1 Events of Default: Each of the following events or conditions shall constitute an event of default (“Event of Default”):

          (a) failure of Guarantor to perform or observe any covenant or agreement contained in this Agreement or pay or perform any obligation under the Guaranty;

          (b) any warranty, representation or other statement by or on behalf of Guarantor contained in or pursuant to this Agreement or the Guaranty is false, erroneous or misleading in any material respect when made; or

          (c) the occurrence of an Event of Default under the Loan Agreement, or any Loan Documents.

     4.2 Upon the occurrence of an Event of Default, Lender shall have the option to declare Guarantor in default under this Agreement, and all other existing and future agreements of any kind (related or unrelated) with Lender, and declare all existing and future liabilities, indebtedness and obligations of Guarantor to Lender, including the Guarantied Obligations, whether matured or contingent, related or unrelated, due or to become due, immediately due and payable including, but not limited to, interest, principal, expenses, advances to protect Lender’s position and all of Lender’s rights hereunder and thereunder, all without demand, notice, presentment or protest or further action of any kind.

     4.3 Rights and Remedies on Default: In addition to all other rights, options and remedies granted to Lender under this Agreement or otherwise available at law or in equity, (each of which is also then exercisable by Lender), Lender may, upon the occurrence of an Event of Default, exercise any other rights granted to it under the UCC and any other applicable law, including, without limitation, the following rights and remedies:

          (a) the right to take possession of, send notices, and collect directly the Collateral, with or without judicial process (including, without limitation the right to notify the United States postal authority to redirect all mail addressed to Guarantor to an address designated by Lender);

          (b) by its own means or with judicial assistance, enter Guarantor’s premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises without any liability for rent, storage, utilities or other sums, and Guarantor shall not resist or interfere with such action;

          (c) require Guarantor at Guarantor’s expense to assemble all or any part of the Collateral and make it available to Lender at any place designated by Lender;

          (d) In addition to all other rights granted to Lender herein or otherwise available at law or in equity, Lender shall have the following rights, each of which may be exercised at Lender’s sole discretion (but without any obligation to do so), at any time following the occurrence of an Event of Default, without further consent of Guarantor: (i) transfer the whole or any part of the Investment Property into the name of itself or its nominee or to conduct a sale of the Investment Property pursuant to the UCC or pursuant to any other applicable law; (ii) vote the Investment Property; (iii) notify the persons obligated on any of the Investment Property to make payment to Lender of any amounts due or to become due thereon; and (iv) release, surrender or exchange any of the Investment Property at any time, or to compromise any dispute with respect to the same.

          (e) Guarantor hereby authorizes and instructs each issuer of the Investment Property to comply with any instruction received by it from Lender in writing that states that an Event of Default has occurred and without any other or further instruction from Guarantor, and Guarantor agrees that each such issuer shall be fully protected in so complying.

Guarantor hereby agrees that a notice received by it at least ten (10) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable inventory or Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Lender without prior notice to Guarantor. Guarantor covenants and agrees not to interfere with or impose any obstacle to Lender’s exercise of its rights and remedies with respect to the Collateral, after the occurrence of an Event of Default hereunder.

     4.4 Nature of Remedies: Lender shall have the right to proceed against all or any portion of the Collateral in any order and may apply such Collateral to the liabilities and obligations of Guarantor to Lender in any order. All rights and remedies granted Lender hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Lender may proceed with any number of remedies at the same time until all existing and future liabilities and obligations of Guarantor to Lender, are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Lender, upon the occurrence of an Event of Default, may proceed against Guarantor, and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.

     4.5 Sales of Investment Property. Guarantor recognizes that Lender may be unable to effect, or may effect only after such delay which would adversely affect the value that might be realized from the Investment Property, a public sale of all or part of the Investment Property by reason of certain prohibitions contained in the Securities Act of 1933, as amended (“Securities Act”) and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Guarantor agrees that any such private sale may be at prices and on terms less favorable to Lender or the seller than if sold at public sales, and therefore recognizes and confirms that such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they were made privately. Guarantor agrees that Lender has no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Guarantor agrees that, in connection with any sale or other disposition of the Investment Property, Guarantor may, at Guarantor’s option, disclaim any and all warranties regarding the Investment Property and that any such disclaimer shall constitute commercially reasonable conduct on the part of Lender.

SECTION 5- MISCELLANEOUS

     5.1 Waiver:

          (a) No omission or delay by Lender in exercising any right or power under this Agreement or any other document will impair such right or power or be construed to be a waiver of any default, or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver of Lender’s rights hereunder will be valid unless in writing and signed by Lender, and then only to the extent specified.

          (b) Guarantor releases Lender, its agents, administrators and executors, its officers, employees and agents, of and from any claims for loss or damage resulting from acts or conduct of any or all of them arising through the date hereof, unless caused solely by the willful misconduct or gross negligence of Lender.

     5.2 Modification: No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought. The provisions of this Agreement and other agreements and documents referred to herein are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

     5.3 Signatories: Each individual signatory hereto represents and warrants that he is duly authorized to execute this Agreement on behalf of his principal and that he executes the Agreement in such capacity and not as a party.

     5.4 Successors and Assigns: All provisions herein shall inure to, become binding upon the successors, representatives, trustees, administrators, executors, heirs and assigns of the parties hereto. Signature by facsimile or PDF shall bind the parties hereto.

     5.5 APPLICABLE LAW.

          (a) THIS AGREEMENT AND ALL MATTERS RELATING HERETO AND ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          (b) GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDOR’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS.

          (c) GUARANTOR AND LENDOR, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS. GUARANTOR AND LENDOR, BY ITS ACCEPTANCE HEREOF, EACH ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES THEIR RESPECTIVE JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     5.6 Notice.

          (a) In any action or proceeding brought by Lender to enforce the terms hereof, the Guarantor waives personal service of the summons, complaint, and any motion or other process, and agrees that notice thereof may be served (i) in person, (ii) by registered or certified mail, return receipt requested, or (iii) by nationally recognized overnight courier (which in the case of (i) above, will be deemed received on the date of delivery; in the case of (ii) above, will be deemed received 3 days after deposit in the U.S. Mail; and in the case of (iii) above, will be deemed received one (1) day after delivery to the courier). Service may be made at the address of the Guarantor set forth in the preamble to this Agreement or such other address at which the Guarantor is then located.

          (b) Any and all notices which may be given to the Guarantor by Lender hereunder shall be sent to the Guarantor at the address of the Guarantor set forth in the preamble to this Agreement (or such other address at which the Guarantor is then located) and shall be deemed given to and received by the Guarantor if sent by facsimile transmission or if sent in the manner provided for service of process in Section 5.6(a) above. Notices sent by facsimile shall be deemed received on the date sent. Notices otherwise sent shall be deemed received on the applicable date(s) provided for receipt of service of process under Section 5.6(a) above

[SIGNATURE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the undersigned parties have executed this Agreement the day and year first above written.

GUARANTOR:	NEXAIRA WIRELESS, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

S-1

SCHEDULE 2.1(G)(i)

NAMES

March 19, 2007	Incorporated in Nevada under the name of Technology Publishing, Inc.

October 28, 2009	name changed to Nexaira Wireless Inc.

SCHEDULE 2.1(G)(ii)

INTELLECTUAL PROPERTY

None.

SCHEDULE 2.1(L)(i)

PLEDGED ENTITIES

Nexaira Wireless (BC) Inc.